UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2008 (May 5, 2008)

STATE AUTO FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Ohio	000-19289	31-1324304
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

518 East Broad Street, Columbus, Ohio	43215-3976
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (614) 464-5000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 5.02(e)

State Auto Financial Corporation (the “Company” or “STFC”), along with its parent State Automobile Mutual Insurance Company (“State Auto Mutual”) and its wholly owned subsidiary State Auto Property and Casualty Insurance Company (“State Auto P&C”), has entered into change of control agreements with certain of its executive officers, including two of its Named Executive Officers. The Company believes that these change of control agreements are an important part of its overall corporate strategy in establishing and maintaining a sound and vital management team and are essential in protecting and enhancing the interests of the Company and its shareholders. These change of control agreements have been approved by the Company’s Compensation Committee.

As used in this Form 8-K, “State Auto” refers to STFC, State Auto P&C, State Auto Mutual and each of their respective present and future insurer subsidiaries and affiliates.

Change of Control Agreement with Steven E. English

On May 5, 2008, Steven E. English, Vice President and Chief Financial Officer of the Company, and a Named Executive Officer of the Company, entered into an Executive Change of Control Agreement (the “English COC Agreement”) with the Company, State Auto P&C and State Auto Mutual. The English COC Agreement was made effective as of April 25, 2008. The following provides a brief description of the material terms and conditions of the English COC Agreement.

The English COC Agreement is for a three-year term commencing as of the effective date, April 25, 2008. However, if a Change of Control (as defined below) occurs during this three-year term, then the term will automatically extend for 36 months from such Change of Control or until Mr. English reaches age 65, whichever occurs first. The English COC Agreement will terminate if Mr. English’s employment terminates prior to a Change of Control.

If either the Company or State Auto Mutual undergo a Change of Control, and if Mr. English then becomes entitled to receive Severance Benefits (as discussed below), then State Auto or its respective successor will pay or provide the following “Severance Benefits” to Mr. English:

(1)	A lump-sum cash payment equal to two times Mr. English’s annual base salary (subject to reduction if Mr. English is within two years of age 65);

(2)	A lump-sum cash payment equal to two times the average of the annual aggregate bonus earned by Mr. English under the short term incentive compensation plans of State Auto in each of the two calendar years immediately preceding the calendar year in which the Change of Control occurs (subject to reduction if Mr. English is within two years of age 65); and

(3)	Out-placement benefits in an amount equal to 15% of Mr. English’s annual base salary plus up to $5,000 for job search travel expenses.

A “Change of Control” of the Company involves:

(1)	The acquisition by any person of beneficial ownership of 25% or more of the Company’s outstanding voting securities (which percentage will increase or decrease, as the case may be, such that the percentage of securities ownership is consistent with any future changes to the percentage of securities ownership represented in the Change of Control definition in the State Auto Financial Corporation Amended and Restated Equity Incentive Compensation Plan);

(2)	A change in the composition of the board of directors of the Company such that a majority of the directors (i) are not currently serving directors of STFC, or (ii) were not nominated by the Nominating Committee of STFC, or (iii) were not appointed by at least two thirds of the total number of directors who either are currently serving directors or were nominated by the Nominating Committee of STFC;

(3)	A merger involving the Company where the Company’s shareholders immediately prior to the merger own 50% or less of the combined voting power of the surviving entity immediately after the merger;

(4)	A sale or other disposition of all or substantially all of the assets of the Company, including a sale of assets or earning power aggregating more than 50% of the assets or earning power of the Company on a consolidated basis; or

(5)	A reorganization or other corporate event involving the Company which would have the same effect as any of the above-described events.

A “Change of Control” of State Auto Mutual involves:

(1)	An affiliation or merger of State Auto Mutual with a third party and as a result the composition of the board of directors of State Auto Mutual or its successor changes such that a majority of the directors (i) are not currently serving directors of State Auto Mutual, or (ii) were not nominated by the Nominating Committee of State Auto Mutual, or (iii) were not appointed by at least two thirds of the total number of directors who either are currently serving directors or were nominated by the Nominating Committee of State Auto Mutual; or

(2)	A conversion of State Auto Mutual to a stock corporation and as a result the composition of the board of directors of State Auto Mutual or its successor changes such that a majority of the directors (i) are not currently serving directors of State Auto Mutual, or (ii) were not nominated by the Nominating Committee of State Auto Mutual, or (iii) were not appointed by at least two thirds of the total number of directors who either are currently serving directors or were nominated by the Nominating Committee of State Auto Mutual.

Mr. English will become eligible for the above described Severance Benefits if, during the term of the English COC Agreement:

(1)	The Company or State Auto Mutual terminates Mr. English’s employment for any reason other than for cause, the death or disability of Mr. English, or Mr. English’s mandatory retirement at age 65, within 24 months after a Change of Control;

(2)	Mr. English terminates his employment for Good Reason (as defined below) within 24 months after a Change of Control; or

(3)	The Company or State Auto Mutual terminates Mr. English’s employment for any reason other than for cause or the death or disability of Mr. English after an agreement has been reached with an unaffiliated third party, the performance of which agreement would result in a Change of Control involving such third party, if such Change of Control is actually consummated within 12 months after the date of such termination.

Mr. English’s termination of employment for “Good Reason” generally means:

(1)	The assignment to Mr. English of duties which are materially and adversely different from or inconsistent with the duties, responsibility or status of Mr. English’s position at any time during the 12-month period prior to the Change of Control, or which result in a significant reduction in Mr. English’s authority and responsibility as a senior executive officer of State Auto;

(2)	A reduction by State Auto in Mr. English’s annual base salary in place as of the day immediately prior to the Change in Control, or after a Change of Control the failure to grant salary increases and bonus payments on a basis comparable to those granted to other executives of State Auto, or a reduction in Mr. English’s most recent potential annual incentive compensation bonus awards prior to the Change of Control;

(3)	After a Change of Control, a demand by State Auto that Mr. English relocate to a location in excess of 35 miles from the location where Mr. English is based as of the day immediately prior to a Change of Control, or in the event of any such relocation with Mr. English’s express written consent, the failure of State Auto to pay (or reimburse Mr. English for) all reasonable moving expenses incurred by Mr. English relating to a change of principal residence in connection with such relocation and to indemnify Mr. English against any loss in the sale of Mr. English’s principal residence in connection with any such change of residence and any expenses incurred by Mr. English that are directly attributable to such sale;

(4)	The failure of State Auto to obtain a satisfactory agreement from any successor to State Auto to assume and agree to perform the English COC Agreement;

(5)	The failure of State Auto to provide Mr. English with substantially the same employee benefits that were provided to him immediately prior to the Change of Control, or with a package of employee benefits that, though one or more of such benefits may vary from those in effect immediately prior to a Change of Control, is substantially comparable in all material respects to such employee benefits taken as a whole; or

(6)	Any material reduction in Mr. English’s compensation or benefits or a material adverse change in Mr. English’s location or duties, if such material reduction or material adverse change occurs at any time after the commencement of any discussion with a third party relating to a possible Change of Control of State Auto involving such third party, if such material reduction or material adverse change is in contemplation of such possible Change of Control and such Change of Control is actually consummated within 12 months after the date of such material reduction or material adverse change.

The STFC and State Auto Mutual Boards of Directors may require that all or any portion of the Severance Benefits be subject to an obligation of repayment if Mr. English violates any confidentiality covenants applicable to him or if he has engaged in any wrongful conduct during his employment term which has a material adverse effect on State Auto as determined by the STFC and State Auto Mutual Boards of Directors.

The English COC Agreement also provides that State Auto will pay Mr. English such amounts as would be necessary to make whole Mr. English on an after-tax basis for any excise tax paid or incurred by him due to any severance payment or other benefit provided under the English COC Agreement. However, in the event Mr. English’s contractual severance payments and benefits were subject to any excise tax, but otherwise would not be subject to such tax if the total of such payments and benefits were reduced by 10% or less, then such payments and benefits will be reduced by the minimum amount necessary (not to exceed 10% of such payments and benefits) so that Mr. English will not be subject to an excise tax.

The English COC Agreement provides that, for a period of five years after a Change of Control, State Auto will provide Mr. English with coverage under a standard directors’ and officers’ liability insurance policy at its expense, and will indemnify, hold harmless, and defend Mr. English to the fullest extent permitted under Ohio law against all expenses and liabilities reasonably incurred by Mr. English in connection with or arising out of any action, suit, or proceeding in which he may be involved by reason of having been a director or officer of State Auto.

State Auto must pay the cost of counsel (legal and accounting) for Mr. English in the event he is required to take any action to enforce any of the rights granted under the English COC Agreement. In addition, Mr. English is entitled to prejudgment interest on any amounts found to be due to him in connection with any action taken to enforce his rights under the English COC Agreement at a rate equal to the prime commercial rate of the Company’s principal bank or its successor in effect from time to time plus 4%.

Under the English COC Agreement, Mr. English has agreed to maintain the confidence of, and not to disclose to others, assist others in the application of, or use for his own gain, any confidential information of State Auto during the duration of his employment and for three years thereafter.

Change of Control Agreement with Lorraine M. Siegworth

On May 5, 2008, Lorraine M. Siegworth, Vice President of the Company, and a Named Executive Officer of the Company, entered into an Executive Change of Control Agreement (the “Siegworth COC Agreement”) with the Company, State Auto P&C and State Auto Mutual. The Siegworth COC Agreement was made effective as of April 25, 2008. The following provides a brief description of the material terms and conditions of the Siegworth COC Agreement.

The Siegworth COC Agreement is for a three-year term commencing as of the effective date, April 25, 2008. However, if a Change of Control (as defined below) occurs during the term of the Siegworth COC Agreement, then the term will automatically extend for 36 months from such Change of Control or until Ms. Siegworth reaches age 65, whichever occurs first. The Siegworth COC Agreement will terminate if Ms. Siegworth’s employment terminates prior to a Change of Control.

If either the Company or State Auto Mutual undergo a Change of Control, and if Ms. Siegworth then becomes entitled to receive Severance Benefits (as discussed below), then State Auto or its respective successor will pay or provide the following “Severance Benefits” to Ms. Siegworth:

(1)	A lump-sum cash payment equal to two times Ms. Siegworth’s annual base salary (subject to reduction if Ms. Siegworth is within two years of age 65);

(2)	A lump-sum cash payment equal to two times the average of the annual aggregate bonus earned by Ms. Siegworth under the short term incentive compensation plans of State Auto in each of the two calendar years immediately preceding the calendar year in which the Change of Control occurs (subject to reduction if Ms. Siegworth is within two years of age 65); and

(3)	Out-placement benefits in an amount equal to 15% of Ms. Siegworth’s annual base salary plus up to $5,000 for job search travel expenses.

A “Change of Control” of the Company generally includes:

(1)	The acquisition by any person of beneficial ownership of 25% or more of the Company’s outstanding voting securities (which percentage will increase or decrease, as the case may be, such that the percentage of securities ownership is consistent with any future changes to the percentage of securities ownership represented in the Change of Control definition in the State Auto Financial Corporation Amended and Restated Equity Incentive Compensation Plan);

(2)	A change in the composition of the board of directors of the Company such that a majority of the directors (i) are not currently serving directors of STFC, or (ii) were not nominated by the Nominating Committee of STFC, or (iii) were not appointed by at least two thirds of the total number of directors who either are currently serving directors or were nominated by the Nominating Committee of STFC;

(3)	A merger involving the Company where the Company’s shareholders immediately prior to the merger own 50% or less of the combined voting power of the surviving entity immediately after the merger;

(4)	A sale or other disposition of all or substantially all of the assets of the Company, including a sale of assets or earning power aggregating more than 50% of the assets or earning power of the Company on a consolidated basis; or

(5)	A reorganization or other corporate event involving the Company which would have the same effect as any of the above-described events.

A “Change of Control” of State Auto Mutual generally includes:

(1)	An affiliation or merger of State Auto Mutual with a third party and as a result the composition of the board of directors of State Auto Mutual or its successor changes such that a majority of the directors (i) are not currently serving directors of State Auto Mutual, or (ii) were not nominated by the Nominating Committee of State Auto Mutual, or (iii) were not appointed by at least two thirds of the total number of directors who either are currently serving directors or were nominated by the Nominating Committee of State Auto Mutual; or

(2)	A conversion of State Auto Mutual to a stock corporation and as a result the composition of the board of directors of State Auto Mutual or its successor changes such that a majority of the directors (i) are not currently serving directors of State Auto Mutual, or (ii) were not nominated by the Nominating Committee of State Auto Mutual, or (iii) were not appointed by at least two thirds of the total number of directors who either are currently serving directors or were nominated by the Nominating Committee of State Auto Mutual.

Ms. Siegworth will become eligible for the above described Severance Benefits if, during the term of the Siegworth COC Agreement:

(1)	The Company or State Auto Mutual terminates Ms. Siegworth’s employment for any reason other than for cause, the death or disability of Ms. Siegworth, or Ms. Siegworth’s mandatory retirement at age 65, within 24 months after a Change of Control;

(2)	Ms. Siegworth terminates her employment for Good Reason (as defined below) within 24 months after a Change of Control; or

(3)	The Company or State Auto Mutual terminates Ms. Siegworth’s employment for any reason other than for cause or the death or disability of Ms. Siegworth after an agreement has been reached with an unaffiliated third party, the performance of which agreement would result in a Change of Control involving such third party, if such Change of Control is actually consummated within 12 months after the date of such termination.

Ms. Siegworth’s termination of employment for “Good Reason” generally means:

(1)	The assignment to Ms. Siegworth of duties which are materially and adversely different from or inconsistent with the duties, responsibility or status of Ms. Siegworth’s position at any time during the 12-month period prior to the Change of Control, or which result in a significant reduction in Ms. Siegworth’s authority and responsibility as a senior executive officer of State Auto;

(2)	A reduction by State Auto in Ms. Siegworth’s annual base salary in place as of the day immediately prior to the Change in Control, or after a Change of Control the failure to grant salary increases and bonus payments on a basis comparable to those granted to other executives of State Auto, or a reduction in Ms. Siegworth’s most recent potential annual incentive compensation bonus awards prior to the Change of Control;

(3)	After a Change of Control, a demand by State Auto that Ms. Siegworth relocate to a location in excess of 35 miles from the location where Ms. Siegworth is based as of the day immediately prior to a Change of Control, or in the event of any such relocation with Ms. Siegworth’s express written consent, the failure of State Auto to pay (or reimburse Ms. Siegworth for) all reasonable moving expenses incurred by Ms. Siegworth relating to a change of principal residence in connection with such relocation and to indemnify Ms. Siegworth against any loss in the sale of Ms. Siegworth’s principal residence in connection with any such change of residence and any expenses incurred by Ms. Siegworth that are directly attributable to such sale;

(4)	The failure of State Auto to obtain a satisfactory agreement from any successor to State Auto to assume and agree to perform the Siegworth COC Agreement;

(5)	The failure of State Auto to provide Ms. Siegworth with substantially the same employee benefits that were provided to her immediately prior to the Change of Control, or with a package of employee benefits that, though one or more of such benefits may vary from those in effect immediately prior to a Change of Control, is substantially comparable in all material respects to such employee benefits taken as a whole; or

(6)	Any material reduction in Ms. Siegworth’s compensation or benefits or a material adverse change in Ms. Siegworth’s location or duties, if such material reduction or material adverse change occurs at any time after the commencement of any discussion with a third party relating to a possible Change of Control of State Auto involving such third party, if such material reduction or material adverse change is in contemplation of such possible Change of Control and such Change of Control is actually consummated within 12 months after the date of such material reduction or material adverse change.

The STFC and State Auto Mutual Boards of Directors may require that all or any portion of the Severance Benefits be subject to an obligation of repayment if Ms. Siegworth violates any confidentiality covenants applicable to her or if she has engaged in any wrongful conduct during her employment term which has a material adverse effect on State Auto as determined by the STFC and State Auto Mutual Boards of Directors.

The Siegworth COC Agreement also provides that State Auto will pay Ms. Siegworth such amounts as would be necessary to make whole Ms. Siegworth on an after-tax basis for any excise tax paid or incurred by her due to any severance payment or other benefit provided under the Siegworth COC Agreement. However, in the event Ms. Siegworth’s contractual severance payments and benefits were subject to any excise tax, but otherwise would not be subject to such tax if the total of such payments and benefits were reduced by 10% or less, then such payments and benefits will be reduced by the minimum amount necessary (not to exceed 10% of such payments and benefits) so that Ms. Siegworth will not be subject to an excise tax.

The Siegworth COC Agreement provides that, for a period of five years after a Change of Control, State Auto will provide Ms. Siegworth with coverage under a standard directors’ and officers’ liability insurance policy at its expense, and will indemnify, hold harmless, and defend Ms. Siegworth to the fullest extent permitted under Ohio law against all expenses and liabilities reasonably incurred by Ms. Siegworth in connection with or arising out of any action, suit, or proceeding in which she may be involved by reason of having been a director or officer of State Auto.

State Auto must pay the cost of counsel (legal and accounting) for Ms. Siegworth in the event she is required to take any action to enforce any of the rights granted under the Siegworth COC Agreement. In addition, Ms. Siegworth is entitled to prejudgment interest on any amounts found to be due to her in connection with any action taken to enforce her rights under the Siegworth COC Agreement at a rate equal to the prime commercial rate of the Company’s principal bank or its successor in effect from time to time plus 4%.

Under the Siegworth COC Agreement, Ms. Siegworth has agreed to maintain the confidence of, and not to disclose to others, assist others in the application of, or use for her own gain, any confidential information of State Auto during the duration of her employment and for three years thereafter.

Section 9. Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description
99.1	Executive Change of Control Agreement entered into as of May 5, 2008, and effective April 25, 2008, among State Auto Financial Corporation, State Auto Property and Casualty Insurance Company, State Automobile Mutual Insurance Company and Steven E. English.

99.2	Executive Change of Control Agreement entered into as of May 5, 2008, and effective April 25, 2008, among State Auto Financial Corporation, State Auto Property and Casualty Insurance Company, State Automobile Mutual Insurance Company and Lorraine M. Siegworth.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE AUTO FINANCIAL CORPORATION

Date: May 9, 2008	By	/s/ Steven E. English
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Executive Change of Control Agreement entered into as of May 5, 2008, and effective April 25, 2008, among State Auto Financial Corporation, State Auto Property and Casualty Insurance Company, State Automobile Mutual Insurance Company and Steven E. English.

99.2	Executive Change of Control Agreement entered into as of May 5, 2008, and effective April 25, 2008, among State Auto Financial Corporation, State Auto Property and Casualty Insurance Company, State Automobile Mutual Insurance Company and Lorraine M. Siegworth.